                 THE BUSINESS ACQUIRED FROM KENTILE FLOORS, INC.
                 -----------------------------------------------

                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1993
                  --------------------------------------------

                                  TOGETHER WITH
                                  -------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

To the Stockholder of Kentile, Inc.:


We have audited the accompanying statement of assets and liabilities of The Business Acquired from Kentile Floors, Inc. as described in Note 1 (the "Company" or "the Business Acquired") as of December 31, 1993, and the related statements of income and expenses, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of The Business Acquired from Kentile Floors, Inc. as of December 31, 1993, and its income and expenses and cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 2, on November 20, 1992, Kentile Floors, Inc. ("KFI") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. The accompanying financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. On March 14, 1994, certain assets were acquired and liabilities were assumed from KFI by Kentile, Inc. ("Kentile"), a wholly-owned subsidiary of United Capital Corp. The accompanying financial statements of the Business Acquired also include certain liabilities subject to compromise which arose from the operations of the Business Acquired prior to the date that KFI filed for bankruptcy in the manner described in Notes 2 and 4. The accompanying financial statements do not reflect any adjustments relating to the ultimate disposition of liabilities subject to compromise or the effect of the acquisition of the Business Acquired by Kentile.



                                                  ARTHUR ANDERSEN & CO.



Roseland, New Jersey
May 27, 1994

                 THE BUSINESS ACQUIRED FROM KENTILE FLOORS, INC.
                 -----------------------------------------------

            STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 1993
            --------------------------------------------------------

                                 (in thousands)
                                 --------------


                                                               ASSETS
                                                               -----
CURRENT ASSETS:
     Cash                                                                                  $209
     Accounts and notes receivable, net of allowance for doubtful accounts of
          approximately $2,153                                                            4,639
     Inventories                                                                          4,613
     Prepaid expenses and other current assets                                              302
                                                                                         ------
               Total current assets                                                       9,763

PROPERTY, PLANT AND EQUIPMENT, net                                                        2,911

PREPAID PENSION COSTS                                                                     2,599
                                                                                        -------

                                                                                        $15,273
                                                                                        -------
                                                                                        -------

                                                             LIABILITIES
                                                             -----------
CURRENT LIABILITIES:
     Accounts payable and accrued liabilities not subject to compromise                  $2,565
     Revolving line of credit subject to compromise                                       7,847
     Advances from United Capital Corp. not subject to compromise                           775
                                                                                        -------

               Total current liabilities                                                 11,187

LIABILITIES SUBJECT TO COMPROMISE                                                        13,919

COMMITMENTS AND CONTINGENCIES

EXCESS OF LIABILITIES OVER ASSETS                                                        (9,833)
                                                                                        -------

                                                                                        $15,273
                                                                                        -------
                                                                                        -------

                 The accompanying notes to financial statements
                     are an integral part of this statement.

                 THE BUSINESS ACQUIRED FROM KENTILE FLOORS, INC.
                 -----------------------------------------------

                        STATEMENT OF INCOME AND EXPENSES
                        --------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1993
                      ------------------------------------

                                 (in thousands)
                                 --------------


NET SALES                                                           $50,314
                                                                    -------
COSTS AND EXPENSES:
     Cost of goods sold                                              38,988
     Selling expenses                                                 8,012
     General and administrative expenses                              3,345
                                                                    -------
          Total costs and expenses                                   50,345

OPERATING LOSS                                                          (31)

INTEREST EXPENSE                                                        921
                                                                    -------

          Excess of expenses over income                              ($952)
                                                                    -------
                                                                    -------

                 The accompanying notes to financial statements
                     are an integral part of this statement.

                 THE BUSINESS ACQUIRED FROM KENTILE FLOORS, INC.
                 -----------------------------------------------

                             STATEMENT OF CASH FLOWS
                             -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1993
                      ------------------------------------

                                 (in thousands)
                                  -------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Excess of expenses over income                                                     ($952)
  Adjustments to reconcile excess of expenses over income to net cash used in operating activities-

     Depreciation and amortization                                                     567
     (Increase) decrease in assets-
       Accounts and notes receivable, net                                             (938)
       Inventories                                                                     148
       Prepaid expenses and other current assets                                       128
       Prepaid pension costs                                                          (377)
     Increase (decrease) in liabilities-
       Accounts payable and accrued liabilities not subject to compromise              269
       Liabilities subject to compromise                                               169
                                                                                    -------
          Net cash used in operating activities                                       (986)
                                                                                    -------

CASH FLOWS USED IN INVESTING ACTIVITIES -- Acquisition of
  property, plant and equipment                                                       (214)
                                                                                    -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings under revolving line of credit subject to compromise                1,377
  Distributions to fund operations not acquired                                       (902)
  Advances from United Capital Corp. not subject to compromise                         775
                                                                                    -------

          Net cash provided by financing activities                                  1,250
                                                                                    -------

          Net decrease in cash                                                         (50)


CASH, beginning of year                                                                259
                                                                                    -------

CASH, end of year                                                                     $209
                                                                                    -------
                                                                                    -------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for-
   Interest                                                                           $715
                                                                                    -------
                                                                                    -------


                 The accompanying notes to financial statements
                     are an integral part of this statement.

                 THE BUSINESS ACQUIRED FROM KENTILE FLOORS, INC.
                 -----------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                DECEMBER 31, 1993
                                -----------------

                  (dollars in thousands, except per share data)
                  ---------------------------------------------

(1) FORMATION OF THE COMPANY:
    -------------------------

     Kentile, Inc. ("Kentile"), formerly known as Kentile Acquisition Corp., was formed on July 8, 1993 and is a wholly-owned subsidiary of United Capital Corp. ("UCC"). The authorized capital stock of Kentile consists of 1,000 shares of common stock (par value $.01 per share) and 2,000 shares of preferred stock (par value $.01 per share, 8% cumulative, convertible) of which 100 shares of common stock were outstanding at December 31, 1993. On March 14, 1994, 875 preferred shares were issued.

     Pursuant to an order approved by the Bankruptcy Court, on March 14, 1994 Kentile purchased substantially all of the operating assets of Kentile Floors, Inc. ("KFI") for approximately $9.6 million (the "Acquisition"). The purchase price was comprised of approximately $6.5 million in bank financing and approximately $3.1 million in cash including cash paid by a subsidiary of UCC to permit the transfer of ownership of Kentile's Chicago facility.

     Kentile did not assume any liabilities of KFI relating to product liability claims for asbestos related matters, potential environmental liabilities that may exist at KFI's manufacturing facilities or other amounts outstanding prior to KFI's bankruptcy filing, including trade accounts payable, self-insurance obligations of KFI and certain secured indebtedness and accrued liabilities.

     The accompanying financial statements have been prepared on a basis which reflects the historical results of KFI's operations which were acquired by Kentile (the "Business Acquired" or the "Company"). These results do not include costs of the bankruptcy, discussed in Note 2, incurred by KFI since future costs are not expected to be significant and will be borne directly by KFI and are not a part of the future operations of the Business Acquired. Certain allocations between the Business Acquired and KFI have been reflected in the historical financial statements based on methods that management believes to be reasonable. These financial statements do not give effect to the acquisition of the Business Acquired by Kentile.

(2) CHAPTER 11 BANKRUPTCY FILING:
    -----------------------------

     On November 20, 1992 (the "Petition Date"), KFI filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, certain claims against KFI in existence prior to the filing of the petition for relief are stayed while KFI continues business operations as Debtors-in-Possession. The estimated portion of these claims related to the Business Acquired are reflected in the accompanying December 31, 1993 statement of assets and liabilities as "liabilities subject to compromise" and were not assumed by Kentile in connection with the Acquisition. Additional claims may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the Court (or agreed to by parties-in-interest) of allowed claims for contingencies and other disputed amounts. Such additional claims, if any, will also be considered as liabilities subject to compromise. Claims secured against KFI's assets (secured claims) are also stayed, although the holders of such claims are secured primarily by liens on certain of KFI's accounts receivable, inventories and property, plant and equipment.


     The accompanying financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. The accompanying financial statements do not reflect any adjustments relating to the ultimate disposition of liabilities subject to compromise.

(3) SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES:
    ----------------------

     Business-
     ---------

          The Company is a major manufacturer and supplier of resilient vinyl flooring and is comprised of the operations of KFI which were acquired in March 1994 (see Note 1). These operations are presently conducted from a 315,000 square-foot manufacturing and headquarters facility located in Chicago, Illinois and numerous sales offices located throughout the United States. The Company's products include resilient vinyl tile for use in the commercial flooring industry, a line of vinyl wall base products marketed under the Kencove brand name and other supporting products which include adhesives, cleaners and waxes.

     Inventories-
     ------------

          Inventories are valued at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.


     Inventories, at December 31, 1993, consist of the following-


          Finished goods                                              $3,245
          Work in process                                                514
          Raw materials                                                  854
                                                                      ------
                                                                      $4,613
                                                                      ------
                                                                      ------


Property, Plant and Equipment-
- - ------------------------------


     Property, plant and equipment is stated at cost and is comprised of the following categories as of December 31, 1993-

          Land                                                        $415
          Building and improvements                                  3,648
          Machinery and equipment                                   19,962
                                                                   -------
               Total                                                24,025

          Less-  Accumulated depreciation                          (21,114)
                                                                  ---------
                                                                    $2,911
                                                                  ---------
                                                                  ---------

          Depreciation has been computed by the straight-line method during 1993 and was based upon estimated useful lives as follows-


          Buildings and improvements                             20-45 years
          Machinery and equipment                                 5-12 years


Income Taxes-
- - -------------

     At December 31, 1993, KFI has net operating loss carryforwards and certain tax credits available to offset its future taxable income for financial reporting purposes. Such tax attributes are not available to the Business Acquired. Accordingly, no income tax benefit has been recorded in the accompanying financial statements during 1993 and no income taxes were paid in 1993.

Prepaid Expenses and Other Current Assets-
- - ------------------------------------------

     The Company capitalizes certain promotional materials (i.e., displays, catalogs, product samples, etc.) as prepaid assets until the materials are distributed to the market place. Selling expense is recorded when materials are distributed.

Concentrations of Credit Risk-
- - ------------------------------

     The Company manufactures and sells its products to wholesale distributors. Substantially all end sales are to the commercial real estate industry. All of the Company's distributors are located in the United States. In terms of sales, the majority are located on the east coast. Sales to the ten largest distributors, in terms of sales, accounted for 47% of net sales in 1993. Four of these distributors each account for more than 5% of 1993 net sales. Sales to these four customers totaled $15,697 in 1993.

(4) LIABILITIES SUBJECT TO COMPROMISE:
    ----------------------------------

     As a result of the Chapter 11 filing (see Note 2), enforcement of certain claims (liabilities subject to compromise) against KFI in existence prior to the Petition Date are stayed pending a determination of the Bankruptcy Court.

     At December 31, 1993, the Company's liabilities subject to compromise are stated at management's estimate of the total amount of allowed claims applicable to the Business Acquired and not at the amounts for which claims may be settled. Such amounts subject to compromise were not assumed by Kentile in the Acquisition. The amounts listed below may be subject to future adjustments depending on further developments with respect to disputes or unresolved claims.


       Estimated claims-
         Trade accounts payable and accrued liabilities               $12,104
         Amounts due to secured lender (Note 5)                         1,815
                                                                      -------
            Liabilities subject to compromise                         $13,919
                                                                      --------
                                                                      --------


     The amounts due to the secured lender by the Company are comprised of $1,589 of principal and $226 of accrued and unpaid interest (12% for the year ended December 31, 1993). Such amounts represent the portion of total indebtedness which was allocated to the Business Acquired on a basis management believes to be reasonable. As of December 31, 1993, KFI owed $6,356 of total principal and interest of $903 to the secured lender including such amounts apportioned to the Company as noted above. Such amounts were collateralized by first mortgages on KFI's South Plainfield, New Jersey facility and the Company's Chicago, Illinois, facility and a subordinated security interest in the Company's accounts receivable, inventories and equipment. KFI was not in compliance with certain provisions of the loan agreement at December 31, 1993. In February 1994, the secured lender sold its position in such debt to a subsidiary of UCC for $3 million. As a result, Kentile was able to complete the purchase of the Chicago facility in connection with the Acquisition discussed in Note
     1. UCC has an outstanding claim against KFI in its Chapter 11 bankruptcy proceedings.

(5) REVOLVING LINE OF CREDIT
     SUBJECT TO COMPROMISE:
    ------------------------

     KFI had a revolving credit agreement with Congress Financial Corp. ("Congress") which provided maximum borrowings of up to $10,000,000. Such borrowings were collateralized by all of KFI's accounts receivable, inventories and equipment including the assets acquired by Kentile in the Acquisition. As of December 31, 1993, KFI owed Congress $7,847 in connection with borrowings outstanding under the loan including amounts advanced pursuant to the $2 million letter of credit provided by UCC (see
     Note 7). Interest expense included in the accompanying statement of income and expenses was based upon the application of the borrowing formula to the related assets of the Business Acquired.

     As of December 31, 1993, all amounts owed to Congress were related to the Business Acquired. In connection with the Acquisition, Kentile, Inc. repaid the full amount due to Congress through new financing from a financial institution. This new financing is secured by the accounts receivable, inventories and equipment of Kentile. This revolving facility provides for maximum borrowings of the lessor of $7,000,000 or the borrowing base, as defined, at the bank's prime lending rate plus 1-1/2%. This facility is due in April 1996 and includes, among other things, several financial covenants regarding capital expenditures and debt-to-equity ratios.

(6) PENSION PLAN:

     The Company assumed the responsibilities of KFI's defined benefit pension plan for hourly employees (the "Plan"). The Company determined its pension expense and funded status as required under Financial Accounting Standard No. 87.

     The following table sets forth the Plan's funded status and amounts recognized in the Company's acompanying statement of assets and liabilities at December 31, 1993 as determined by the Company's actuary-


     Actuarial present value of benefit obligation-
       Vested benefit obligation                                      $7,369
       Nonvested benefit obligation                                      282
                                                                     -------
               Accumulated benefit obligation                         $7,651
                                                                     -------
                                                                     -------

     Plan assets at fair value, primarily stocks and bonds           $11,394


     Projected benefit obligation                                     (7,651)


     Plan assets in excess of projected benefit obligation             3,743
     Unrecognized net gain                                              (604)
     Unrecognized prior service cost                                   1,135
     Unrecognized transition asset                                    (1,675)
                                                                     -------

               Prepaid pension costs                                  $2,599
                                                                     -------
                                                                     -------

The estimated portion of net pension income in 1993 attributable to the Acquired
Business is comprised of the following-


     Service cost -- benefits earned during the period                   $139
     Interest cost on projected benefit obligation                        420
     Actual return on plan assets                                        (749)
     Net amortization and deferral                                        (85)
                                                                       -------

          Net pension income related to the Business Acquired           ($275)
                                                                       -------
                                                                       -------


The actuarial assumptions used for determining the present value of accumulated benefit obligations, as measured on December 31, 1993, are as follows: the weighted average assumed discount rate used was 7.5%, the weighted average expected long-term rate of return on plan assets was 10%, and as benefit levels are fixed and predetermined by the Plan, there is no assumed rate of increase in future compensation levels. Accordingly, the projected benefit obligation equals the accumulated benefit obligation.

No contributions were made in 1993.

(7) RELATED PARTY TRANSACTIONS:
    ---------------------------

     During 1993, UCC advanced $775,000 to KFI. Such amount was applied to the purchase price of the Company pursuant to the Acquisition discussed in
     Note 1.

     Subsequent to KFI's bankruptcy filing in November 1992, UCC acquired a one third equity interest in KFI together with an option to purchase an additional interest in the future. In consideration for this interest and option in KFI, UCC provided a $2 million letter of credit to partially guarantee borrowings under KFI's revolving line of credit agreement with Congress. The letter of credit arrangement was made pursuant to Bankruptcy Court approval on a priority basis. This arrangement was terminated in conjunction with the Acquisition.